
Omnicare

Credit Suisse 22nd Annual Healthcare Conference

November 13th, 2013

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to update such forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Multi-Phased Operating Plan

Operational Infrastructure Foundational to Strategic Execution


Phase 1
Phase 2
Phase 3
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
• Business assessment, operational evaluation
• Initiation of multi-phased operating plan for LTC
• Key executive changes
• Initial LTC organizational realignment
• Development of transformational sales strategy
• Redeployment of sales resources
• Implementation of sales tools (targeting, go-to-market messaging)
• Deployment of inside sales force
• Centralization strategy for certain key operating and support functions
• LTC structural enhancement to operations
• Ongoing operational evaluation, identification of delivery model optimization
• Improved coordination between operations and account management
• Create greater segmentation and differentiation between LTC operating platforms (SNF, ALF)

Omnicare

Six Platforms, One Common Value Proposition
Centralized Approach Better Leverages Organizational Strengths


Technology Innovators
Brand Support Services
Supply Chain Solutions
Patient Support
Specialty
Skilled Nursing Pharmacy
Assisted Living Pharmacy
Creating Value
Clinical Expertise
Operational Execution

Three Pillars of Omnicare's Value Proposition provide for a point of differentiation that is aligned with our customers' needs

Omnicare

Multi-Phased Operating Plan
Results Reflect Improved Selling Effectiveness in Long-Term Care


Quarterly Organic Sales – Long-Term Care Bed Additions
3Q12
4Q12
1Q13
2Q13
3Q13

Performance of sales organization reflects **benefits of new strategy**; 48% increase in new bed additions for 3Q YTD

Multi-Phased Operating Plan

Long-Term Care Customer Experience Improving

Long-Term Care Retention Rate & Controllable Bed Losses[1]



Annualized Retention Rate
Controllable Bed Losses
87.6%
93.8%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Controllable Losses
Retention Rate

Reduction in controllable losses an indication of **enhanced service levels**; controllable losses for 3Q12 YTD are 45% lower than 3Q12 YTD

1. *Measured in number of beds; customer retention rate is annualized*

Omnicare

Multi-Phased Operating Plan
Pathway to Achieving Sustainable Volume Growth



Quarterly Net Organic Bed Growth Trend
(23,759)
(8,637)
(10,609)
(10,264)
(1,257)
698
2,001
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Sales and retention initiatives have resulted in **consecutive quarters of net bed growth** following an average quarterly net bed loss of 1.1% in preceding five quarters

Omnicare

Multi-Phased Operating Plan
Emphasis on Continuing Robust Specialty Care Growth


Quarterly SCG Revenues
(in $ millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$240.1
$278.1
$280.0
$295.8
$320.6
$347.0
$360.8
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Investments in sales and marketing areas have ensured continued strength in specialty pharmacy, fee-for-service platforms

Omnicare

Omnicare

Strategic Execution

Long-Term Care

Navigating Through the Senior Care Continuum

Traditional Senior Care Lifecycle →

	Residential – Home Aide	Independent Living	Assisted Living	Memory Care	Skilled Nursing
Pharmacy Choice	Consumer Driven			Institutionally Driven	
Omnicare Strategy	Differentiated Approach (Build on ALF Refinement)		Differentiated Approach	Traditional Institutional Pharmacy Services	
Current Status	New Platform Opportunity (Plan Not Yet Developed)		Optimization Ongoing	Operational Optimization Ongoing	

← Omnicare's Pathway Through Senior Care Continuum

Omnicare

Long-Term Care

Aging Population Shaping US Healthcare System(1)



425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
2013
2016
2019
2022
2025
2028
2031
2034
2037
2040
2043
2046
2049
Aged 85+
Aged 65-84
Under 65
3.0% CAGR
1.5% CAGR
0.4% CAGR

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population(2)

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2011*

Omnicare

Long-Term Care

Patient Migration Toward Most Cost-Effective Care Settings



Five-Year Cumulative % Change in ALF/SNF Markets and Occupancy Trend(1)(2)
Market Growth Rate
12%
10%
8%
6%
4%
2%
0%
-2%
Occupancy Rate
90.0%
89.5%
89.0%
88.5%
88.0%
87.5%
87.0%
86.5%
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
SNF Market Growth
ALF Market Growth
ALF Occupancy
SNF Occupancy

Assisted living **fundamentals have been strong** for the past several years, while skilled nursing continues to transition toward higher acuity

1. *NICMAP 100 data*
2. *Measured in number of units*

Omnicare

Long-Term Care

Differentiated Platforms Provide Unique Growth Opportunities





	Skilled Nursing	Assisted Living
Industry Developments	Market in transition Focus on post-acute patients Increasing patient acuity, clinical complexity	Steady occupancy growth, new construction Low-cost option compels payers/private pay Greater segmentation through memory care expansions
Omnicare Growth Drivers	Market share gains Increased acuity levels Increased generic utilization Brand drug price inflation Standardization initiatives	Participate in industry growth Market share gains Increased generic utilization Brand drug price utilization Standardization initiatives

Specialty Care

Providing Solutions for Complicated Therapeutic Categories


Steps to Increase Access to Complex Therapies
Brand Support Services
Patient Support Services
Supply Chain Solutions
Specialty Pharmacy
Economic Model
Fee-for-Service
Buy/Sell
Omnicare Strategy
Fully Integrated, A La Carte
Manufacturer-Focused, Patient-Centric
Current Status
Operational Optimization Ongoing, Pipeline Conversion Underway
Therapeutic Category Expansion
Omnicare's Suite of Services

Omnicare

Specialty Care

Product Innovations Fueling Market Growth[1]


FDA New Drug Approvals
40
35
30
25
20
15
10
5
0
64.0%
56.0%
48.0%
40.0%
32.0%
24.0%
16.0%
8.0%
0.0%
-8.0%
2008
2009
2010
2011
2012
8
16
33.3%
10
16
38.5%
15
12
55.6%
18
12
60.0%
22
15
59.5%
Specialty Drugs
Tradtional NMEs
% Specialty Drugs

Growth in specialty drug launches expected to continue with **more than 900 specialty products in the pipeline**[1] (400+ late-stage development)

1. *Sources: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012; Specialty Pharmacy Times*

Omnicare

Specialty Care
Specialty Drug Cost Curve Increasing

- Increase in specialty drug costs driven by product introductions, inflation

% of Drug Costs by Product Type[1]


2012
25.0%
75.0%
2013
28.4%
71.6%
2014
32.5%
67.5%
2015
36.7%
63.3%
0%
20%
40%
60%
80%
100%
Specialty Drugs
Traditional Drugs

Specialty Drug Spending → Expected three-year CAGR of 18.6%
Traditional Drug Spending → Expected three-year CAGR of -1.37%

1. *Source: Express Scripts 2012 Drug Trend Report*

Specialty Care
Trends in Pharma Outsourcing


% Change in Pharma Outsourcing Expected During Next Year(1)
100%
80%
60%
40%
20%
0%
34%
22%
44%
23%
28%
49%
24%
25%
51%
21%
28%
51%
2010
2011
2012
2013E
Increase
No Change
Decrease

Pharma outsourcing increasing due to industry consolidation and manufacturers' increased focused on agility, core competencies

1. *Sources: 2012 Contract Pharma Outsourcing Survey (2012, 2011, 2010)*

Specialty Care

SCG Outsourcing Solutions Capitalize on Market Trends



Brand Support Services



Supply Chain Solutions



Patient Support Services



Specialty Pharmacy

Integration of Manufacturer Focused Services

- Manufacturer focused
- Enhanced speed to therapy
- Flexible solutions adaptable to specific brand needs
- Efficient & timely capture of data, effective brand decisions
- Cost optimized
- Seamless, "One" patient experience

Accelerating Omnicare's Value Creation

Focus on Operational Excellence, Strategic Execution


Value Creation
Capital Deployment
Strategic Execution
Operational Infrastructure Enhancement
Brand Support Services
Supply Chain Solutions
Patient Support Services
Specialty Pharmacy
Skilled Nursing Pharmacy
Assisted Living Pharmacy
Six Growth Platforms
Long-Term Care Group
Specialty Care Group
Two Segments
Region 1
Region 4
Region 7
Region 10
Region 2
Region 5
Region 8
Region 11
Region 3
Region 6
Region 9
Region 12
excelleRx
Advanced Care Scripts
RxCrossroads
PBM Plus
Disparate Operations
Structural Evolution

Omnicare

Financial Overview

Omnicare's Primary Businesses

Two Distinct Segments Broaden Market Opportunities

Long-Term Care Group		Specialty Care Group
Institutional pharmacy	Business Overview	Specialty pharmaceutical services
Skilled nursing, assisted living, other chronic care settings	Customers	Patients, providers, care-givers, nurses, physicians, manufacturers
Industry leader	Market Position	Varies by operating platform
~120 million	Annual Prescriptions	~2 million[(1)]

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare's Primary Business

By the Numbers



LTM 9/30/13 Revenue(1)
$4,879.6M
$1,324.3M
$1.9M
Long Term Care
Specialty Care
Other



LTM 9/30/13 Adjusted Operating Income(1)(2)(3)
-$190.5M
$120.4M
$649.3M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *See Appendix Exhibit 1 for reconciliation of LTM 9/30/13 segment results.*
2. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
3. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Operating Performance

Five-Quarter Trend *(in millions, except percentage data)*


34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
3Q12
4Q12
1Q13
2Q13
3Q13
LTC Presription Dispensed


85%
84%
83%
82%
81%
80%
79%
78%
3Q12
4Q12
1Q13
2Q13
3Q13
Generic Dispense Rate
GDR excl. Short Cycle


$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
3Q12
4Q12
1Q13
2Q13
3Q13
Net Sales


$110
$105
$100
$95
$90
$85
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
3Q12
4Q12
1Q13
2Q13
3Q13
Adj. Cash Based Net Income
Diluted Cash EPS

Omnicare

Focus on Cash Flow

Cash Flow Drives Substantial Value

- Highly compelling financial attribute is cash flow generation capability
  - High quality of earnings
  - Creates flexibility for capital allocation initiatives



Quarterly Adjusted EBITDA(1) vs. CFO
(in $ millions)
$250
$200
$150
$100
$50
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Adjusted EBITDA
Cash Flow from Operations

Omnicare has generated **over $1.1 billion** in cash flows from operations during the past two years

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page*

Capital Allocation Program
Capital Expenditures

- Maintenance capital expenditure requirements remain low
  - ~$40-$50 million
- Current capital expenditures elevated due to
  - OCEAN system investment
  - Technology and automation investments
- Hurdle rate for capital expenditure investment is approximately 15% in after-tax cost savings and/or benefit

Capital Allocation Program
Acquisitions

- Disciplined approach to acquisitions
  - Minimum 15% after-tax returns
  - Strong operations without compliance issues - LTC
  - Strong growth trajectory to justify multiples – SCG
- More disciplined approach has reduced the number and amount of acquisitions



Historic Use of CFFO for Acquisitions
CFFO (in $ millions)
$600
$500
$400
$300
$200
$100
$0
12
10
8
6
4
2
0
# of Acquisitions
52%
19%
30%
19%
6%
0%
2008
2009
2010
2011
2012
YTD 3Q13
Acquisition Spend
Cash Flow from Operations
# of Acquisitions

Reduced acquisition spend has enabled increased cash available for **capital allocation strategies**

Omnicare

Capital Allocation Program

Focus on Returning Capital to Shareholders

- Four-year track record of returning capital to shareholders
  - Increased dividend four times and over 500% since July 2010 ($0.56 /share/yr)
  - Approved four share repurchase authorizations totaling $850M total
  - 2013 YTD share buybacks limited by timing of 2012 accelerated share repurchase (November 2012) and limited open window periods in 2013



Capital Returned to Shareholders
(in millions)
Capital Returned
$500M
$400M
$300M
$200M
$100M
$0M
118M
116M
114M
112M
110M
108M
106M
104M
Diluted Share Count
2010
2011
2012
YTD 3Q13
Share Repurchases
Dividend
Average Diluted Share Count

Substantial increases in dividend and share repurchases reflects our confidence in the business and our ability to sustain **robust cash flows**

Omnicare

Capital Allocation Program

Capital Structure Initiatives


Major Debt Maturity Schedule(1)(2)
(in $ millions)
$1,800
$1,500
$1,200
$900
$600
$300
$0
As of 9/30/10
As of 9/30/13
2010
2015
2020
2025
2030
2035
2040
2045

Recent actions have reduced refinancing risk by spreading out maturities while also **lowering borrowing costs**

1. *Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of September 30, 2013 and are classified on the balance sheet as current debt.*
2. *Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.*

Omnicare

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation



Omnicare
Competitive differentiators…
• Clinical Expertise
• Integrated offering
Compelling opportunity…
• Purchasing abilities
• Operating infrastructure
Creating Value
Positioned to Capitalize…
• Demographic trends
• Specialty market
Captial Allocation…
• Return to shareholders
• Attractive acquisitions



Omnicare

Credit Suisse 22nd Annual Healthcare Conference

November 13th, 2013

Omnicare

Appendix

Exhibit 1 – Segment Reconciliation

Last Twelve Months ("LTM") September 30, 2013

(in thousands)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	LTM Sept. 30, 2013
Long Term Care Segment					
Revenue	$ 1,233,547	$ 1,203,735	$ 1,222,352	$ 1,219,994	$ 4,879,628
Adjusted Operating Income:					
Operating income from continuing operations	149,458	136,732	131,049	6,213	423,452
Special items[1]	12,132	25,371	34,061	154,248	225,812
Adjusted operating income from continuing operations	$ 161,590	$ 162,103	$ 165,110	$ 160,461	$ 649,264
Specialty Care Group Segment					
Revenue	$ 295,784	$ 320,637	$ 347,006	$ 360,847	$ 1,324,274
Adjusted Operating Income:					
Operating income from continuing operations	29,776	30,965	29,887	29,758	120,386
Special items[1]	-	-	-	-	-
Adjusted operating income from continuing operations	$ 29,776	$ 30,965	$ 29,887	$ 29,758	$ 120,386
Corporate/Other					
Revenue	$ 614	$ 631	$ 539	$ 160	$ 1,944
Adjusted Operating Income:					
Operating income from continuing operations	(56,705)	(49,550)	(46,300)	(91,828)	(244,383)
Special items[1]	1,062	1,254	719	50,868	53,903
Adjusted operating income from continuing operations	$ (55,643)	$ (48,296)	$ (45,581)	$ (40,960)	$ (190,480)

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare